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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  --------------------------------------------
                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                DECEMBER 15, 1998



                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact Name of registrant as specified in its charter)



      DELAWARE                      0-12050                    52-1528581
      --------                      -------                    ----------
   (State or other                (Commission                (IRS Employer
  jurisdiction of                 File Number)             Identification No.)
   incorporation)



                95 ENTERPRISE, ALISO VIEJO, CALIFORNIA 92656-2601
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 949.425.4110




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        ITEM 5. OTHER EVENTS

        On December 15, 1998, SafeGuard Health Enterprises, Inc. ("Enterprises") announced the appointment of Robert J. Pommersheim as interim Chief Financial Officer, replacing Thomas C. Tekulve, C.P.A., who resigned to pursue other interests. Mr. Pommersheim previously served as Chief Financial Officer of CIGNA Dental Health and most recently was Director of Regional Operations, Eastern Region, for Enterprises. A copy of the Press Release issued in connection with the appointment of Mr. Pommersheim as interim Chief Financial Officer is attached hereto and marked as EXHIBIT "A."

        ITEM 7. EXHIBITS

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EXHIBIT
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
99.1             Press Release
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SAFEGUARD HEALTH ENTERPRISES, INC.


                                   By: /s/ STEVEN J. BAILEYS, D.D.S.
                                       -----------------------------------------
                                       STEVEN J. BAILEYS, D.D.S.,
                                       Chairman of the Board and Chief Executive
                                       Officer


DATE: December 15, 1998            By: /s/ RONALD I. BRENDZEL, J.D.
                                       -----------------------------------------
                                       RONALD I. BRENDZEL, J.D.
                                       Senior Vice President and Secretary



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                                 EXHIBIT INDEX

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
EXHIBIT
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
99.1             Press Release